UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): April 12, 2021

Uber Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38902	45-2647441
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1515 3rd Street

San Francisco, California 94158

(Address of principal executive Offices, including zip code)

(415) 612-8582

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	UBER	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

Business Performance Update

Uber Technologies, Inc. (“Uber”) today announced that in March 2021 total company Gross Bookings reached the highest monthly level in the company’s nearly 12-year history. The company’s Mobility business posted its best month since March 2020, crossing a $30 billion annualized Gross Bookings run-rate, with average daily Gross Bookings up 9% month-over-month. The company’s Delivery business set another all-time record, crossing a $52 billion annualized Gross Bookings run-rate in March, growing more than 150% year-over-year.

As vaccination rates increase in the United States, we are observing that consumer demand for Mobility is recovering faster than driver availability, and consumer demand for Delivery continues to exceed courier availability. On April 7, Uber announced that it is increasing investments in driver incentives to improve driver availability in the near-term. We continue to believe that Uber is on track to reach quarterly Adjusted EBITDA profitability in 2021.

UK Update

Uber announced on March 16, 2021 that, effective March 17, 2021, private-hire drivers using its Mobility platform in the United Kingdom will be treated as workers. Subsequently, Uber has announced a historical claims settlement process to UK drivers. As a result, Uber expects to record a significant accrual related to these historical claims and other related costs in its first quarter 2021 results. Consistent with Uber’s accounting practices, the majority of the accrual is expected to reduce reported first quarter total company and Mobility revenues and revenue take rates, but will be excluded from Adjusted EBITDA results.

The information set forth under this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as otherwise expressly stated in such filing.

Forward-Looking Statements

This Form 8-K contains forward-looking statements regarding our future business expectations which involve risks and uncertainties. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “hope,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

These risks, uncertainties and other factors relate to, among others: a tax case before the UK tax authority, developments in the COVID-19 pandemic and the resulting impact on our business and operations, competition, managing our growth and corporate culture, financial performance, investments in new products or offerings, our ability to attract drivers, consumers and other partners to our platform, our brand and reputation and other legal and regulatory developments, particularly with respect to our relationships with drivers and delivery persons. For additional information on other potential risks and uncertainties that could cause actual results to differ from the results predicted, please see our most recent annual report on Form 10-K for the year ended December 31, 2020 and subsequent annual reports, quarterly reports and other filings filed with the Securities and Exchange Commission from time to time. All information provided in this announcement and in the attachments is as of the date of this announcement and any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of this date. Undue reliance should not be placed on the forward-looking statements in this announcement, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law.

Adjusted EBITDA

We define Adjusted EBITDA as net income (loss), excluding (i) income (loss) from discontinued operations, net of income taxes, (ii) net income (loss) attributable to non-controlling interests, net of tax, (iii) provision for (benefit from) income taxes, (iv) income (loss) from equity method investments, (v) interest expense, (vi) other income (expense), net, (vii) depreciation and amortization, (viii) stock-based compensation expense, (ix) certain legal, tax, and regulatory reserve changes and settlements, (x) goodwill and asset impairments/loss on sale of assets, (xi) acquisition and financing related expenses, (xii) restructuring and related charges and (xiii) other items not indicative of our ongoing operating performance, including COVID-19 response initiative related payments for financial assistance to Drivers personally impacted by COVID-19, the cost of personal protective equipment distributed to Drivers, Driver reimbursement for their cost of purchasing personal protective equipment, the costs related to free rides and food deliveries to healthcare workers, seniors, others in need as well as charitable donations.

Preliminary Financial Information

We report our financial results in accordance with U.S. generally accepted accounting principles. All projected financial information in this Form 8-K is preliminary, as financial close procedures for the period are not yet complete. These estimates are not a comprehensive statement of our financial position and results of operations. Actual results may differ materially from these estimates as a result of the completion of normal quarter-end accounting procedures and adjustments, including the execution of our internal control over financial reporting, the completion of the preparation and management’s review of our financial statements for the relevant period and the subsequent occurrence or identification of events prior to the filing of our financial results for the relevant period with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Uber Technologies, Inc.

Dated: April 12, 2021	By:	/s/ Dara Khosrowshahi
Name: Dara Khosrowshahi
Title: Chief Executive Officer